CDC NVEST CASH MANAGEMENT TRUST - MONEY MARKET SERIES

Supplement dated February 23, 2004 to CDC Nvest Cash Management Trust - Money Market Series Prospectus dated November 1, 2003, as may be supplemented from time to time

Effective May 1, 2004, the exchange privileges between the CGM Funds and CDC Nvest Cash Management Trust - Money Market Series ("Cash Management Trust") will terminate. As of the effective date of the termination, shareholders of the CGM Funds will no longer be allowed to exchange shares of their funds for shares of the Cash Management Trust. Former shareholders of the CGM Funds that remain in the Cash Management Trust on or after May 1, 2004, will not be allowed to exchange back into the CGM Funds, but will continue to be permitted to redeem their shares in the manner set forth in the Prospectus.



                                                                      SP219-0204